SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

April 18, 2003

(Date of earliest event reported)

First Bell Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25172	25-1752651

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Delaware Avenue, Suite 1704, Wilmington, Delaware	19801

(Address of principal executive offices)	(ZipCode)

(302) 427-7883

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(a)    Not applicable.

(b)    Not applicable.

(c)    The following exhibit is included with this Report:

Exhibit No.	Description

99.1	Press Release, dated April 18, 2003

Item	9. Regulation FD Disclosure (Results of Operations and Financial Condition)

On April 18, 2003, First Bell Bancorp, Inc. issued a press release announcing its results of operations for the quarter ended March 31, 2003. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference. This information, which is required by Item 12 of Form 8-K, is being provided under Item 9 pursuant to Commission Release 34-47583.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST BELL BANCORP, INC.

By:	/s/ JEFFREY M. HINDS
Jeffrey M. Hinds
Executive Vice President and Chief Financial Officer

Date: April 30, 2003

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